UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment and restatement of the Current Report on Form 8-K filed on August 3, 2012 (the "Original Filing") is being filed to correct Exhibit 99.2 and the date of the report set forth on the cover page. Cheniere Energy Partners, L.P. inadvertently appended the wrong press release under  Exhibit 99.2 to the Original Filing.  This amendment contains no changes to the other information provided in the Original Filing, which is hereby amended and restated in its entirety.

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2012, Cheniere Energy Partners, L.P. (the “Partnership”) issued a press release announcing the Partnership's results of operations for the second quarter ended June 30, 2012. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety. Information included on the Partnership's website is not incorporated herein by reference.

The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On July 30, 2012, the Partnership issued a press release announcing that its general partner's board of directors made a positive final investment decision to construct the first two liquefaction trains of the Sabine Pass liquefaction project. The final investment decision remains subject to funding of the initial equity investment by Blackstone CQP Holdco LP. The press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein in its entirety. Information included on the Partnership's website is not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
99.1*            Press Release, dated August 3, 2012.

99.2*            Press Release, dated July 30, 2012.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
	By:	Cheniere Energy Partners GP, LLC, its general partner

Date: August 7, 2012	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
99.1*            Press Release, dated August 3, 2012.

99.2*            Press Release, dated July 30, 2012.

* Filed herewith.